ASSIGNMENT
                                       OF
                NOTES, SECURITY AGREEMENT AND LANDLORD AGREEMENTS



     This  Assignment is made and entered into as of June 1, 2001 by and between
(1) each of I-PAC MANUFACTURING, INC., a California corporation ("Electronics"), and I-PAC PRECISION MACHINING, INC., a California corporation ("Sheet Metal"), and (2) CELTIC CAPITAL CORPORATION, a California corporation ("Celtic").


                                    Recitals

     A.     Alton  Diversified  Technologies,  Inc.,  a  California  corporation
("Alton"), has executed the following promissory notes (the "Notes"): an Equipment Note (Electronics) dated May 31, 2001 in the principal amount of $454,730 in favor of Electronics (the "Electronics Equipment Note"), an Equipment Note (Sheet Metal) dated May 31, 2001 in the principal amount of $1,546,900 in favor of Sheet Metal (the "Sheet Metal Equipment Note"), an Inventory Note (Electronics) dated May 31, 2001 in the principal amount of $__________ in favor of Electronics (the "Electronics Inventory Note") and an Inventory Note (Sheet Metal) dated May 31, 2001 in the principal amount of $__________ in favor of Sheet Metal (the "Sheet Metal Inventory Note").

     B. Alton has executed a Security Agreement dated as of June 1, 2001 (the "Security Agreement") in favor of Electronics and Sheet Metal to secure Alton's obligations to Electronics and Sheet Metal under the Notes.

     C. Alton, Electronics and Cabot Industrial Properties, L.P., a Delaware limited partnership ("Cabot"), have executed a Landlord's Consent and Waiver dated as of May __, 2001 (the "Electronics Landlord Agreement"), and Alton, Sheet Metal and Square One Development Corporation, a California corporation ("Square One"), have executed a[n] [Agreement With Landlord] dated as of May __, 2001 (the "Sheet Metal Landlord Agreement" and, collectively with the Electronics Landlord Agreement, the "Landlord Agreements").

     D. National Manufacturing Technologies, Inc., a California corporation ("NMTI"), Electronics, Sheet Metal, National Metal Technologies, a California corporation ("NMT") and Celtic have entered into a Workout Agreement dated as of June 1, 2001 (the "Workout Agreement"), pursuant to which Electronics has agreed to assign to Celtic the Electronics Equipment Note, the Electronics Inventory Note, the Security Agreement and the Electronics Landlord Agreement and Sheet
Metal has agreed to assign to Celtic the Sheet Metal Equipment Note, the Sheet Metal Inventory Note, the Security Agreement and the Sheet Metal Landlord Agreement. It is a condition precedent to the effectiveness of the Workout Agreement that Electronics and Sheet Metal enter into, and that Alton consent to, this Assignment. Accordingly, the parties hereby agree as set forth below.


     1. Assignment by Electronics. For value received, Electronics hereby assigns, grants and transfers to Celtic all of Electronics' right, title and interest in and to the Electronics Equipment Note, the Electronics Inventory Note, the Security Agreement and the Electronics Landlord Agreement, and Celtic hereby accepts such assignment. Concurrently with the execution of this Assignment, Electronics has delivered to Celtic the original Electronics Equipment Note, the original Electronics Inventory Note, an original of the Security Agreement and an original of the Electronics Landlord Agreement. The Electronics Equipment Note and the Electronics Inventory Note have been duly endorsed by Electronics to Celtic, in a form acceptable to Celtic.

     2. Assignment by Sheet Metal. For value received, Sheet Metal hereby assigns, grants and transfers to Celtic all of Sheet Metal's right, title and interest in and to the Sheet Metal Equipment Note, the Sheet Metal Inventory Note, the Security Agreement and the Sheet Metal Landlord Agreement, and Celtic hereby accepts such assignment. Concurrently with the execution of this Assignment, Sheet Metal has delivered to Celtic the original Sheet Metal Equipment Note, the original Sheet Metal Inventory Note, an original of the Security Agreement and an original of the Sheet Metal Landlord Agreement. The Sheet Metal Equipment Note and the Sheet Metal Inventory Note have been duly endorsed by Sheet Metal to Celtic, in a form acceptable to Celtic.

     3. Rights of Celtic. On and after the date hereof, Celtic shall be entitled to exercise all of the rights, powers and privileges of Electronics and Sheet Metal with respect to the Notes, the Security Agreement and the Landlord Agreements, and neither Electronics nor Sheet Metal shall have any further right, title or interest in or to any of the Notes, the Security Agreement or the Landlord Agreements; provided, however, that, if all of the amounts owed to Celtic by Electronics, Sheet Metal, NMTI and NMT, as referenced in the Workout Agreement, are paid in full, then Celtic will assign the Notes, the Security Agreement and the Landlord Agreements back to Electronics and Sheet Metal.

     4. Covenants of Assignors. Each of Electronics and Sheet Metal hereby covenants that it will, at any time and from time to time, upon Celtic's reasonable request therefor, execute and deliver to Celtic or any successor or assign thereof any new or confirmatory instruments or documents, and do and perform any and all other acts that Celtic or any successor or assign thereof may reasonably request, in order to (a) fully assign, transfer and vest in Celtic or any successor or assign thereof the Notes, the Security Agreement and the Landlord Agreements, (b) protect Celtic's right, title and interest in and to the Notes, the Security Agreement and the Landlord Agreements and (c) otherwise permit Celtic to realize upon or enjoy its right, title and interest in and to the Notes, the Security Agreement and the Landlord Agreements.

     5. Binding. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     6. Workout Agreement. This Assignment is subject to the terms of the Workout Agreement.

     7. Governing Law. This Assignment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in the State of California.

     8. Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original and each of which together shall constitute the same instrument.


I-PAC  MANUFACTURING,  INC.


     By: /S/ Patrick W. Moore
         --------------------
Name: Patrick W. Moore
Title: Chief Executive Officer



I-PAC  PRECISION  MACHINING,  INC.

     By: /S/ Patrick W. Moore
         --------------------
Name: Patrick W. Moore
Title: Chief Executive Officer


CELTIC  CAPITAL  CORPORATION


By: /S/ Mark Hafner
    --------------------
Name: Mark Hafner
Title:

                    CONSENT TO ASSIGNMENT OF NOTES, SECURITY
                        AGREEMENT AND LANDLORD AGREEMENTS



     As of the date first written above, Alton hereby (1) consents to Electronics' and Sheet Metal's assignment of the Notes, the Security Agreement and the Landlord Agreements to Celtic, (2) agrees to make all payments required under the Notes directly to Celtic, unless and until notified by Celtic to the contrary, and (3) agrees to perform the Security Agreement and the Landlord Agreements for the benefit of Celtic as secured party.


     ALTON  DIVERSIFIED  TECHNOLOGIES,  INC.


          By:
          Name:
          Title:





             CONSENT TO ASSIGNMENT OF ELECTRONICS LANDLORD AGREEMENT



     As of the date first written above, Cabot hereby (1) consents to Electronics' assignment of the Electronics Landlord Agreement to Celtic and (2) agrees to perform the Electronics Landlord Agreement for the benefit of Celtic as secured party.


     CABOT  INDUSTRIAL  PROPERTIES,  L.P.


          By:
          Name:
          Title:





             CONSENT TO ASSIGNMENT OF SHEET METAL LANDLORD AGREEMENT



     As of the date first written above, Square One hereby (1) consents to Sheet Metal's assignment of the Sheet Metal Landlord Agreement to Celtic and (2) agrees to perform the Sheet Metal Landlord Agreement for the benefit of Celtic as secured party.


SQUARE  ONE  DEVELOPMENT  CORPORATION


          By:
          Name:
          Title: